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                                                                      Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 38 to the registration statement on Form N1-A (the "Registration Statement") of CitiFunds Trust I of our report dated December 14, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Reports of CitiFunds Balanced Portfolio, CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, CitiSelect Folio 300 Balanced, CitiSelect Folio 400 Growth, and CitiSelect Folio 500 Growth Plus, which financial statements and financial highlights are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Auditors" and "Financial Statements" in the Statements of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 25, 2000
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statements of Additional Information constituting part of this Post-Effective Amendment No. 38 to the registration statement on Form N1-A (the "Registration Statement") of CitiFunds Trust I of our report dated December 14, 1999, relating to the financial statements and financial highlights of the Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, High Yield Portfolio, Foreign Bond Portfolio, International Portfolio and U.S. Fixed Income Portfolio appearing in the October 31, 1999 Annual Report of CitiFunds Balanced Portfolio, CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, CitiSelect Folio 300 Balanced, CitiSelect Folio 400 Growth, and CitiSelect Folio 500 Growth Plus, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Financial Statements" in the Statements of Additional Information.



PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 25, 2000